Exhibit 99.1

            Mentor Graphics Reports First Quarter Earnings


    WILSONVILLE, Ore.--(BUSINESS WIRE)--April 24, 2003--Mentor Graphics Corporation (Nasdaq:MENT) today reported first quarter 2003 earnings-per-share of $.11, before amortization of acquired intangibles and special charges, on revenues of $159.3 million. GAAP earnings-per-share were $.05. Total bookings rose 33 percent over the first quarter of 2002, to a new record for first quarter bookings. Revenues were also at record levels for a first quarter, up 25 percent from the year ago quarter.
    "Our systems and deep submicron businesses were very strong in the quarter," said Walden C. Rhines, chairman and CEO of Mentor Graphics. "Based on the performance of the business, we believe Mentor continued to grow market share in the first quarter, on top of strong growth last year. Mentor's most recently reported market share reached new heights as it crossed 20 percent, according to recently released fourth quarter 2002 Electronic Design Automation Consortium reports."
    Strength in the quarter was broad-based, led by the systems design business. Systems design bookings were nearly triple the first quarter of 2002, while revenue climbed 80 percent. Systems design strength was across all geographic regions. High-speed printed circuit board design tool bookings more than tripled. The cabling and wire harness business reported bookings up 20 percent.
    Deep submicron products also performed well in the quarter, led by strength in the Calibre product family. Calibre bookings were up 50 percent. The increasing complexity of analog/mixed-signal designs continues to drive customers to retool into Mentor's new analog/mixed signal design flow, announced last year. The strength in analog/mixed-signal has continued into the second quarter, as several key orders have already been booked.
    "As we predicted in our fourth quarter 2002 conference call, the first quarter exhibited strong year over year growth," said Gregory K. Hinckley, president of Mentor Graphics. "The systems business and the deep submicron businesses were particularly strong, but growth was broad-based and seen in all geographic regions. While we are obviously pleased with the outcome of this quarter, we remain cautious given the state of the global electronics market."
    Mentor continued its strategy of using its broad distribution network to seed its products, gaining 116 new customers in the quarter, excluding telesales products in embedded systems and systems design.
    Revenue by region was 50 percent North America, 25 percent Europe, 15 percent Japan and 10 percent Pacific Rim. By region, bookings growth in Japan and Europe were the strongest year over year, at about 65 percent and 45 percent, respectively. North American bookings grew about 15 percent over the year ago quarter, with the Pacific Rim up about 5 percent on top of its strong growth reported in the first quarter of 2002. The move from distributor to direct sales in China, which Mentor undertook last year, began to pay off with significant IC and systems orders from top Chinese companies in the quarter and more expected in the second quarter.
    Special charges were primarily restructuring related.

    About Mentor Graphics

    Mentor Graphics Corporation (Nasdaq:MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of about $600 million and employs approximately 3,500 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777; Silicon Valley headquarters are located at 1001 Ridder Park Drive, San Jose, California 95131-2314. World Wide Web site: www.mentor.com.

    In the calculation of earnings, gross margin and operating expenses before amortization of acquired intangibles and special charges, Mentor Graphics excludes amortization of acquired intangibles and write-offs of in-process R&D from acquisitions. Also excluded are non-operating and non-recurring items classified as special charges such as restructure expenses and asset impairments. Mentor Graphics believes that excluding these items provides investors with a representation of its core performance, and a pro forma base line for assessing the future earnings potential of Mentor Graphics.

    Mentor Graphics is a registered trademark of Mentor Graphics
Corporation. All other company or product names are the registered trademarks or trademarks of their respective owners.

    Statements in this press release regarding the Company's outlook for future periods constitute "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the Company's ability to continue selling products and services during the continuing severe slowdown in the electronics industry, particularly in the telecommunications, semiconductor and personal computer segments; (ii) the Company's ability to manage expenses during the current very severe slowdown in the electronics industry; (iii) the overall instability of diverse economies, including changes in regional or worldwide economic or political conditions, government trade restrictions, or war in the Middle East or elsewhere (iv) changes in accounting or reporting rules or interpretations, changes in the tax environment worldwide, limitations on repatriation of earnings, licensing and intellectual property rights protection; (v) the Company's ability to successfully integrate and manage its recent and future acquisitions; (vi) the completion of customer contracts and the terms of delivery of software, hardware and other services; (vii) the Company's ability to successfully offer products and services that compete in the highly competitive and dynamic EDA industry including the risk that the Company's technology, products or inventory become obsolete; (viii) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results, and (ix) effects of unanticipated shifts in product mix on gross margin and unanticipated shifts in geographic mix on the overall tax rate, all as may be discussed in more detail under the heading "Factors That May Affect Future Results and Financial Condition" in the Company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding outlook do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.


                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
      (In thousands, except earnings per share data - Unaudited)

                                                    Three Months Ended
                                                         March 31,
                                            --------------------------
                                                       2003      2002
                                            --------------------------
Revenues:
  System and software                               $91,812   $67,901
  Service and support                                67,528    60,103
                                            --------------------------

      Total revenues                                159,340   128,004
                                            --------------------------

Cost of revenues:
  System and software                                 4,815     4,587
  Service and support                                20,703    19,812
  Amortization of purchased technology                2,209       472
                                            --------------------------

      Total cost of revenues                         27,727    24,871
                                            --------------------------

      Gross margin                                  131,613   103,133
                                            --------------------------

Operating expenses:
  Research and development                           42,876    35,608
  Marketing and selling                              59,189    47,671
  General and administration                         18,983    16,579
  Amortization of intangible assets                   1,145         -
  Special charges                                     1,363     4,789
                                            --------------------------

      Total operating expenses                      123,556   104,647
                                            --------------------------

Operating income (loss)                               8,057    (1,514)
  Other income, net                                     487     4,002
  Interest expense                                   (4,045)     (291)
                                            --------------------------

  Income before income taxes                          4,499     2,197
  Income tax expense                                    900       439
                                            --------------------------

      Net income                                     $3,599    $1,758
                                            ==========================

  Net income per share:
      Basic                                            $.05      $.03
                                            ==========================
      Diluted                                          $.05      $.03
                                            ==========================
  Weighted average number of
  shares outstanding:
      Basic                                          67,335    65,224
                                            ==========================
      Diluted                                        68,255    68,826
                                            ==========================


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
      (In thousands, except earnings per share data - Unaudited)

                                    Three Months Ended March 31, 2003
                                       GAAP     Adjustments  Pro Forma
                                   -----------------------------------
Revenues:
  System and software                 $91,812         $-      $91,812
  Service and support                  67,528          -       67,528
                                   -----------------------------------

      Total revenues                  159,340          -      159,340
                                   -----------------------------------

Cost of revenues:
  System and software                   4,815          -        4,815
  Service and support                  20,703          -       20,703
  Amortization of purchased
   technology                           2,209     (2,209)(1)        -
                                   -----------------------------------

      Total cost of revenues           27,727     (2,209)      25,518
                                   -----------------------------------

      Gross margin                    131,613      2,209      133,822
                                   -----------------------------------

      Gross margin percentage            82.6%                   84.0%
                                   -----------              ----------

Operating expenses:
  Research and development             42,876          -       42,876
  Marketing and selling                59,189          -       59,189
  General and administration           18,983          -       18,983
  Amortization of intangible assets     1,145     (1,145)(1)        -
  Special charges                       1,363     (1,363)(2)        -
                                   -----------------------------------

      Total operating expenses        123,556     (2,508)     121,048
                                   -----------------------------------

Operating income (loss)                 8,057      4,717       12,774
  Other income, net                       487          -          487
  Interest expense                     (4,045)         -       (4,045)
                                   -----------------------------------

  Income before income taxes            4,499      4,717        9,216
  Income tax expense                      900        943 (3)    1,843
                                   -----------------------------------

      Net income                       $3,599     $3,774       $7,373
                                   ===================================

  Net income per share:
      Basic                              $.05                    $.11
                                   ===========              ==========
      Diluted                            $.05                    $.11
                                   ===========              ==========
  Weighted average number of
  shares outstanding:
      Basic                            67,335                  67,335
                                   ===========              ==========
      Diluted                          68,255                  68,255
                                   ===========              ==========


    (1) Non-cash amortization of acquired intangibles.

    (2) Restructuring and other charges.

    (3) Income tax expense calculation assumes an effective tax rate of 20%.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
      (In thousands, except earnings per share data - Unaudited)

                                    Three Months Ended March 31, 2002
                                       GAAP     Adjustments  Pro Forma
                                   -----------------------------------
Revenues:
  System and software                 $67,901         $-      $67,901
  Service and support                  60,103          -       60,103
                                   -----------------------------------

      Total revenues                  128,004          -      128,004
                                   -----------------------------------

Cost of revenues:
  System and software                   4,587          -        4,587
  Service and support                  19,812          -       19,812
  Amortization of purchased
   technology                             472       (472)(1)        -
                                   -----------------------------------

      Total cost of revenues           24,871       (472)      24,399
                                   -----------------------------------

      Gross margin                    103,133        472      103,605
                                   -----------------------------------

      Gross margin percentage            80.6%                   80.9%
                                   -----------              ----------

Operating expenses:
  Research and development             35,608          -       35,608
  Marketing and selling                47,671          -       47,671
  General and administration           16,579          -       16,579
  Amortization of intangible assets         -          -            -
  Special charges                       4,789     (4,789)(2)        -
                                   -----------------------------------

      Total operating expenses        104,647     (4,789)      99,858
                                   -----------------------------------

Operating income (loss)                (1,514)     5,261        3,747
  Other income, net                     4,002          -        4,002
  Interest expense                       (291)         -         (291)
                                   -----------------------------------

  Income before income taxes            2,197      5,261        7,458
  Income tax expense                      439      1,053 (3)    1,492
                                   -----------------------------------

      Net income                       $1,758     $4,208       $5,966
                                   ===================================

  Net income per share:
      Basic                              $.03                    $.09
                                   ===========              ==========
      Diluted                            $.03                    $.09
                                   ===========              ==========
  Weighted average number of
  shares outstanding:
      Basic                            65,224                  65,224
                                   ===========              ==========
      Diluted                          68,826                  68,826
                                   ===========              ==========


    (1) Non-cash amortization of acquired intangibles.

    (2) Restructuring, merger and acquisition and other charges.

    (3) Income tax expense calculation assumes an effective tax rate of 20%.


                      MENTOR GRAPHICS CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                      (In thousands - Unaudited)

                                              As of          As of
                                         March 31, 2003  Dec. 31, 2002
----------------------------------------------------------------------
Assets
Current assets:
  Cash and short-term investments              $50,699        $38,826
  Trade accounts receivable, net                72,581         77,960
  Term receivables, short-term                  85,120         81,697
  Prepaid expenses and other                    27,406         24,884
  Deferred income taxes                         16,997         16,827
                                         -----------------------------

      Total current assets                     252,803        240,194

Property, plant and equipment, net              87,498         90,259
Term receivables, long-term                     82,053         78,431
Intangibles, net                               337,983        342,171
Other assets                                    49,604         53,793
                                         -----------------------------
      Total assets                            $809,941       $804,848
                                         =============================
Liabilities and Stockholders' Equity
Current liabilities:
  Short-term borrowings                        $16,677        $17,670
  Accounts payable                              15,148         17,110
  Income taxes payable                          36,778         40,784
  Accrued payroll and related liabilities       46,231         51,250
  Accrued liabilities                           42,039         45,233
  Deferred revenue                              86,375         72,902
                                         -----------------------------
      Total current liabilities                243,248        244,949

Long-term notes payable                        177,456        177,685
Other long-term liabilities                     18,102         19,275
                                         -----------------------------
      Total liabilities                        438,806        441,909
                                         -----------------------------

Minority interest                                3,262          3,219
Stockholders' equity:
  Common stock                                 301,168        297,995
  Deferred compensation                         (4,249)        (4,761)
  Retained earnings                             53,466         49,867
  Accumulated other comprehensive income        17,488         16,619
                                         -----------------------------
      Total stockholders' equity               367,873        359,720
                                         -----------------------------

      Total liabilities and
       stockholders' equity                   $809,941       $804,848
                                         =============================


                      MENTOR GRAPHICS CORPORATION
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands - Unaudited)

                                                   Three Months Ended
                                                        March 31,
                                         -----------------------------
                                                    2003         2002
                                         -----------------------------

Net income                                        $3,599       $1,758
   Depreciation and amortization                  12,124        5,094
   Other adjustments to reconcile
    operating cash                                (1,488)       1,866
   Changes in working capital                       (575)      (5,017)
                                         -----------------------------

Net cash provided by operating activities         13,660        3,701
Net cash provided by (used in) investing
 activities                                          218      (86,166)
Net cash provided by financing activities          1,899       28,113
Effect of exchange rate changes on cash
 and cash equivalents                                (61)        (150)
                                         -----------------------------
Net change in cash and cash equivalents           15,716      (54,502)
Cash and cash equivalents at beginning of
 period                                           34,969      124,029
                                         -----------------------------
Cash and cash equivalents at end of
 period                                          $50,685      $69,527
                                         =============================


                      MENTOR GRAPHICS CORPORATION
             SUPPLEMENTAL FINANCIAL AND OTHER INFORMATION
     (In thousands, except for days sales outstanding - Unaudited)

                                                 Three Months Ended
                                                       March 31,
                                     ---------------------------------
                                                  2003           2002
                                     ---------------------------------
Geographic Revenue:
  Americas                                       $79,526      $60,077
                                                    49.9%        46.9%
  Europe                                         $42,420      $33,235
                                                    26.6%        26.0%
  Japan                                          $24,024      $23,494
                                                    15.1%        18.4%
  Pacific Rim                                    $13,370      $11,198
                                                     8.4%         8.7%


Other Data:
  Capital expenditures                            $3,278       $4,291
  Days sales outstanding                              89          105


    CONTACT: Mentor Graphics Corporation
             Dennis Weldon, 503/685-1462
             dennis_weldon@mentor.com
             Ryerson Schwark, 503/685-1462
             ry_schwark@mentor.com